UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 14, 2005


                          Franchise Capital Corporation
               (Exact name of Registrant as specified in charter)


         Nevada                           333-72392                98-0353403
(State or other jurisdiction            (Commission             (I.R.S. Employer
     of incorporation)                   File Number)            Identification)


  7400 McDonald Dr. Bldg B Suite 121
           Scottsdale, AZ                                             85254
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (480) 355-8142

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS;

Effective July 13, 2005 J. Bradford Miller officially resigned from all his positions with the company as president, CEO, and chairman. Mr. Heisler, current secretary and CCO, was appointed by the Board to fill the vacant positions as president, CEO, and chairman until a replacement could be found.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned here unto duly authorized.

Date: July 14, 2005

                                   Franchise Capital Corporation


                                   By: /s/ Edward C. Heisler
                                      --------------------------------
                                      Edward C. Heisler, President